Book Overdrafts	12 Months Ended
Feb. 03, 2018
Accounting Changes and Error Corrections [Abstract]
Book Overdrafts

18. Book Overdrafts

Banking arrangements provide for the daily replenishment of vendor payable bank accounts as checks are presented. The balances of checks outstanding in these bank accounts, which represent book overdrafts, totaled approximately $62.5 million at January 28, 2017 and approximately $70.0 million at February 3, 2018. Amounts payable to merchandise vendors are included in accounts payable on the consolidated balance sheets and were approximately $40.8 million and $36.0 million at the end of 2016 and 2017, respectively. Amounts payable to non-merchandise vendors are included in accrued expenses and other current liabilities on the consolidated balance sheets and were approximately $21.7 million and $34.0 million at the end of 2016 and 2017, respectively. Changes in these balances are reflected in operating activities in the consolidated statements of cash flows.